Exhibit 10.4

ASPYRA, INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT is made as of March 26, 2008, by and among ASPYRA, INC., a California corporation (the “Company” or “Issuer”), with headquarters located at 26115-A Mureau Road, Calabasas, California 91302, and the purchasers (collectively, the “Purchasers” and each a “Purchaser”) who are parties to that certain Securities Purchase Agreement dated as of March 26, 2008 (the “Purchase Agreement”), with regard to the following:

RECITALS

                WHEREAS, the Company and the Purchasers are parties to the Purchase Agreement;

                WHEREAS, as a condition of the obligations of, and an inducement to, the parties to consummate the purchase by the Purchasers of the Notes and Warrants (each as defined in the Purchase Agreement), contemplated by the Purchase Agreement, this Agreement will be executed and delivered;

                NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchasers hereby agree as follows:

                Any capitalized terms not defined herein will have the meaning set forth in the Purchase Agreement.

ARTICLE I

COMPLIANCE WITH THE SECURITIES ACT; REGISTRATION OF SHARES;

Section 1.1            Registration Procedures and Expenses.  The Company will:

1.1.1       subject to receipt of necessary information from each Purchaser, including all information set forth in Schedule 1 attached hereto, use commercially reasonable efforts to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”), within sixty (60) days after the Closing (the “Filing Date Deadline”), a registration statement (the “Registration Statement”) on Form S-1 (or such appropriate form as is available to the Company) to enable the resale of all of the  shares of  Common Stock issuable upon conversion of the Notes and exercise of  the Warrants by the Purchasers and the placement agent under the Purchase Agreement (collectively, the “Registrable Shares”) on a delayed or continuous basis under Rule 415 of the Securities Act until the earlier of: (1) the date on which all such shares have been resold or otherwise transferred pursuant to the Registration Statement; (2) the date on which all such shares are transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred pursuant to Rule 144 under the Securities Act (or any other similar provisions then in force) without any volume or manner of sale restrictions thereunder (the “Rule 144 Eligibility Date”); or (3) the date on which all such shares cease to be outstanding

(whether as a result of redemption, repurchase and cancellation or otherwise); provided, however, that, with respect to the Registration Statement to be filed pursuant to this Section 1.1.1 (the “Initial Registration Statement”) and any other registration Statement, the Company will not be liable to the Purchasers or placement agent for any liquidated damages for any Effectiveness Failure pursuant to Section 1.5 if (A) such Effectiveness Failure is the result of any delay in effectiveness of the Registration Statement relating to the SEC’s not permitting the registration under Rule 415 of the Securities Act of any number of shares of Common Stock in excess of thirty percent (30%) of the Company’s public float and (B) the Company is using its best efforts to promptly file an amendment to the Registration Statement which would enable the registration of up to thirty percent (30%) of the Company’s public float.  Prior to the filing of the Registration Statement, the Company will furnish to each purchaser a copy of the “Selling Shareholder” section of the Registration Statement and to one counsel for the Purchasers (as designated by the Collateral Agent) a copy of the Registration Statement, which documents will be subject to their review.  If the Company has not received any comments thereto within three (3) days of delivery, then such documents will be deemed approved by the relevant parties;

1.1.2       use commercially reasonable efforts, subject to receipt of necessary information from each Purchaser, including the information set forth in Schedule 1 attached hereto, to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof but within 90 days after the date on which the Company files the Registration Statement with the SEC (120 days if the Registration Statement is reviewed by the SEC) (the “Effective Date Deadline”); provided, however, that if the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effective Date Deadline will be the fifth trading day on the American Stock Exchange following the date on which the Company is so notified subject to any reasonable delay which Issuer and Issuer’s counsel in their sole discretion deem necessary in connection with the disclosure of material nonpublic information;

1.1.3       use commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”) used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective for a period (the “Registration Period”) not exceeding, with respect to the Purchasers’ Common Stock, the earlier of (i) the second anniversary of the Closing Date (but with respect to Common Stock that is issuable upon exercise of the Warrants, the foregoing date will be the second anniversary of the date the related Warrant was exercised), (ii) the Rule 144 Eligibility Date, and (iii) such time as all Common Stock held by the Purchasers have been sold (A) pursuant to a registration statement, (B) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

1.1.4       promptly furnish to each Purchaser with respect to the Common Stock registered under the Registration Statement such reasonable number of copies of the Prospectus, including any supplements to or amendments of the Prospectus, in order to facilitate the public sale or other disposition of all or any of the Common Stock by the Purchasers;

1.1.5       promptly take such action as may be necessary to qualify, or obtain, an exemption for the Common Stock under such of the state securities laws of United States jurisdictions as will be necessary to qualify, or obtain an exemption for, the sale of the Common Stock in states specified in writing by the Purchasers; but the Company will not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

1.1.6       bear all expenses actually incurred in connection with the registration of the Common Stock pursuant to the Registration Statement, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD); (ii) fees and expenses of compliance with federal securities and state “blue sky” or securities laws; (iii) expenses of printing (including printing certificates for the Common Stock and Prospectuses); and (iv) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company; but each Purchaser will be responsible for paying the fees and disbursements for such Purchaser’s respective counsel (with the exception of those reasonable and necessary fees and expenses actually incurred by one counsel for the Purchaser’s in connection with the review of the Registration Statement up to a total of $2,500), the underwriting commissions or brokerage fees, and taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of such Purchaser’s Common Stock, and the Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); and

1.1.7       advise the Purchasers, within two (2) business days by e-mail, fax or other type of communication, and, if requested by such person, confirm such advice in writing: (i) after it will receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Common Stock under state securities or “blue sky” laws; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; and (ii) when the Prospectus or any supplements to or amendments of the Prospectus have been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective.

1.1.8       In the event of an underwritten offering of Registrable (an “Underwritten Offering”), the Company and each participating Purchaser (each a “Participating Holder”),  will negotiate in good faith and enter into reasonable and customary agreements (including underwriting agreements in reasonable and customary form, which may include, in the case of an underwritten offering on a firm commitment basis, customary “lock-up” obligations) and take such other actions (including using its best efforts to make such road show presentations (but in no event will the Company be required to incur travel and lodging expenses in excess of $20,000 in connection with all road shows attended by Company management in any twelve month period) and otherwise engage in such reasonable marketing support in connection with any such underwritten offering, including the obligation to make its executive officers available for such purpose if so requested by the managing underwriter for such offering) as are reasonably requested by the managing underwriter in order to expedite or facilitate the sale of such Registrable Shares. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any underwriters, to the extent applicable, will also be made to and for the benefit of the Participating Holders. No Participating Holder will be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Participating Holder’s organization, good standing, authority, title to Registrable Shares, lack of conflict of such sale with such Participating Holder’s material agreements and organizational documents, and, with respect to written information relating to such Participating Holder, that such Participating Holder has furnished in writing expressly for inclusion in such Registration Statement.

1.1.8.1    The Company will make available for inspection by each Participating Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent retained by such Participating Holder or any such underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and any of its subsidiaries (collectively, the “Records”) as will be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration.

1.1.8.2    The Company will, in connection with any registration of an Underwritten Offering of Registrable Shares hereunder, use best efforts to furnish to each Participating Holder and to the managing underwriter, if any, a signed counterpart, addressed to such Participating Holder and the managing underwriter, if any, of (a) an opinion or opinions of counsel to the Company and (b) a comfort letter or comfort letters from the Company’s independent public accountants pursuant to Statement on Auditing Standards No. 72 (or any successor thereto), each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as each such Participating Holder and the managing underwriter, if any, reasonably requests.

1.1.9  In the event the SEC does not permit the Issuer to register all of the shares on the Initial Registration Statement, the Company shall use its best efforts to file subsequent Registration Statements (each, a “Subsequent Registration Statement”) to register the Registrable Shares that were not registered in the Initial Registration Statement as promptly as possible and in a manner permitted by the SEC.  For purposes of this Section 1.5, “Filing Date Deadline” means with respect to each Subsequent Registration Statement filed pursuant hereto, the later of (i) sixty (60) days after the date when 75% of the Registrable Shares that were included in the Initial Registration Statement (or any subsequent Registration Statement) have been sold and (ii) six (6) months following the Effective Date of the Initial Registration Statement or any Subsequent Registration Statement, as applicable, or such earlier date as permitted by the SEC.  For purposes of this Section 1.5, “Effective Date Deadline” means with respect to each Subsequent Registration Statement filed pursuant to this Agreement, the earlier of (A) the ninetieth (90th) day following the filing date of such Registration Statement (or in the event such Registration Statement is reviewed by the SEC, the one hundred twentieth (120th) day following such filing date) or (B) the date which is the fifth trading day on the American Stock Exchange following the date on which the Company is so notified subject to any reasonable delay which Issuer and Issuer’s counsel in their sole discretion deem necessary in connection with the disclosure of material nonpublic information.

1.10    If, for any reason, the SEC requires that the number of Registrable Shares to be registered for resale pursuant to any Registration Statement be reduced, the Issuer shall give written notice to all persons then holding Registrable Shares and such reduction shall be accomplished as follows:

First, 100% of the number of shares of Common Stock issuable upon the conversion of convertible notes included in such Registration Statement shall be reduced (such reduction allocated pro rata among the holders thereof) until the reduction required by the SEC is effected.

Second, if the exclusion of the number of shares of Common Stock pursuant to the paragraph immediately above is insufficient to meet the reduction required by the SEC, then up to 100% of the shares of Common Stock issuable upon exercise of the warrants shall be excluded until the reduction required by the SEC is effected.

Notwithstanding the foregoing, if within ten (10) days after the notice referred to in the first clause of this Section 1.10 is given any Purchaser gives written notice to the Issuer that such person desires that the reduction as to its allocated shares be effected against shares of Common Stock issuable upon exercise of warrants rather than upon conversion of convertible notes, the Issuer shall effect such reduction as to such person in accordance with the person’s instructions.

Section 1.2            Transfer of Shares; Suspension.

1.2.1       No Purchaser will effect any disposition of the Securities or its right to purchase the Common Stock that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement or in accordance with the Securities Act, and each Purchaser will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser or its plan of distribution.

1.2.2       Except in the event that clause 1.2.3 below applies, the Company will, at all times during the Registration Period, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Common Stock being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Purchasers with copies of any documents filed pursuant to clause 1.2.2(i); and (iii) inform the Purchasers that the Company has complied with its obligations in Section 1.2.2(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Purchasers to that effect, will use its commercially reasonable  efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchasers pursuant to Section 1.2.2(iii) hereof when the amendment has become effective).

1.2.3       Subject to clause 1.2.4 below, in the event of (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (iv) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company will deliver a notice in writing to the Purchasers (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchasers will refrain from selling any Common Stock pursuant to the Registration Statement (a “Suspension”) until the Purchasers’ receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used.  In the event of any Suspension, the Company will use its commercially reasonable efforts, consistent with the best interests of the Company and its shareholders, to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Purchasers.

1.2.4       Notwithstanding clause 1.2.3, the Company may on two occasions only suspend sales pursuant to the Registration Statement for a period of up to thirty (30) days if the Company furnishes to the holders of the Common Stock a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors, (i) the offering would interfere in any material respect with any acquisition, corporate reorganization or other material transaction under consideration by the Company or (ii) there is some other material development relating to the condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company’s best interests not to disclose such development; but the Company may not so suspend sales more than twice in any calendar year without the written consent of the Collateral Agent.

1.2.5       In the event of a sale of Common Stock by any Purchaser under the Registration Statement, such Purchaser must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Common Stock may be properly transferred.

Section 1.3            Indemnification.  For the purpose of this Section 1.3, the term “Registration Statement” will include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement and the term “Rules and Regulations” means the rules and regulations promulgated under the Securities Act.

1.3.1       Indemnification by the Company.  The Company will indemnify and hold harmless the Purchasers and each person, if any, who controls the Purchasers within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Purchasers or such controlling persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 of the Rules and Regulations, or the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them (in the case of the Prospectus only, in light of the circumstances under which they were made), not misleading, and will reimburse the Purchasers and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the Purchasers or such controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; but the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with information furnished to the Company by or on behalf of the Purchasers expressly for use in the Registration Statement or the Prospectus (each a “Purchaser Misstatement”), or  (ii) any untrue statement or omission of a material fact in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchasers before the pertinent sale or sales by the Purchasers.

1.3.2       Indemnification by a Purchaser.  The applicable Purchaser will jointly and severally indemnify and hold harmless the Company, each of its directors, each of its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who sign the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon the inaccuracy of any representation or warranty made by such Purchaser in this Agreement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus only, in light of the circumstances under which they were made), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein; and such Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action for which such person is entitled to be indemnified in accordance with this Section 1.3.2.

1.3.3       Indemnification Procedure.

1.3.3.1    Promptly after receipt by an indemnified party under this Section 1.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 1.3, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 1.3 except to the extent it is materially prejudiced as a result of such failure.

1.3.3.2    In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof; but if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party will have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties will have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action, the indemnifying party will not be liable to such indemnified party under this Section 1.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

(1)           the indemnified party will have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party will not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action), or

(2)           the indemnifying party will not have counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel will be at the expense of the indemnifying party.

1.3.4       Contribution.

1.3.4.1    If a claim for indemnification under this Section 1.3 is unavailable to an indemnified party (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any losses, claims, damages, liabilities or expenses will be deemed to include, subject to the limitations set forth in this Section 1.3, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

1.3.4.2    No party to this Agreement guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any other party to this Agreement who was not guilty of such fraudulent misrepresentation.

Section 1.4            Termination of Conditions and Obligations.  The restrictions imposed by Article I upon the transferability of the Common Stock will cease and terminate as to any particular number of the Common Stock upon the passage of two (2) years from the Closing of the Purchase Agreement, but with respect to the Common Stock that are issuable upon exercise of the Warrants, the foregoing date will be the second anniversary of the date the relevant Warrant was exercised, or at such time as an opinion of counsel satisfactory in form and substance to the Company will have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

Section 1.5            Registration Default. (a) If the Registration Statement covering  the  Registrable Shares required to be filed by  the  Company pursuant  to  Section 1.1 is not for any reason (other than through the sole fault of one or more Purchaser(s) and/or the placement agent)

either (i) filed on or prior to the Filing Date Deadline or (ii) declared effective  by  the  SEC  by  the Effective Date Deadline or (iii) if such effectiveness is not continuously maintained or the Registration is suspended (with the exception of a suspension as a result of the occurrence of such events as set forth in Sections 1.2.3, 1.2.4 or 2.2 or to correct a Purchaser Misstatement) (an “Unexcused Suspension”), then the Company shall make the payments to each Purchaser as provided in the next sentence as liquidated damages and not  as a  penalty. The amount to be paid by the Company to a Purchaser as “liquidated damages” shall  be determined as of each Computation Date (as defined below), and such  amount shall be equal to 1.5% (the “Liquidated Damage Rate”) of such Purchaser’s Subscription Price, for the period from (x) in the case of a failure to file the Registration Statement by the Filing Date Deadline (a “Filing Failure”), the day immediately following the Filing Date Deadline to the first Computation Date with respect to a Filing Failure, and for each 30-day period after a Computation Date with respect to a Filing Date Deadline to the next successive Computation Date thereafter, (y) in the case of a failure of the Registration Statement to be declared effective by the SEC by the Effective Date Deadline (an “Effectiveness Failure”) the period from the day immediately following the Effective Date Deadline to the first Computation Date with respective to an Effectiveness Failure and for each 30-day period after a Computation Date with respect to an Effectiveness Failure to the next successive Computation Date with respect to such Effectiveness Failure and (z) in the case of an Unexcused Suspension, the period from the first day of such Unexcused Suspension to the first Computation Date with respect to such Unexcused Suspension  and for each 30-day period after a Computation Date with respect to such Unexcused Suspension to the next successive Computation Date with respect to such Unexcused Suspension.  In each case, the liquidated damages shall be calculated on a pro rata basis to the date on which the Registration Statement is filed or declared effective by the SEC or in the case of an Unexcused Suspension, the first date the Unexcused Suspension is no longer in effect (the “Periodic Amount”; provided, however that in no event will the Company be required to make payments of liquidated damages to any Purchaser pursuant to this Section 1.5 in excess of 12% of such Purchaser’s Subscription Price (the “Liquidated Damages Cap”).  The full Periodic Amount shall be paid by the Company in cash.

(b) As  used in Section 1.5(a), “Computation Date” means such date which is 30  days  after either (i) the first date of Filing Failure, (ii) the first date of such Effectiveness Failure or (iii) the first date of an Unexcused Suspension, as the case may be, and each date which is 30 days after the previous applicable Computation Date until such Registration Statement has been filed, declared effective or, the effectiveness of the Registration Statement is no longer subject to an Unexcused Suspension, as the case may be, and in each case subject to the Liquidated Damage Cap.

ARTICLE II
MISCELLANEOUS

Section 2.1            Governing Law; Forum; Jury Trial Waiver.  THIS AGREEMENT IS GOVERNED BY NEW YORK LAW.  FEDERAL AND STATE COURTS WITHIN THE STATE OF NEW YORK WILL HAVE JURISDICTION OVER ALL DISPUTES BETWEEN AND AMONG THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY.  THE PARTIES HEREBY CONSENT TO, AND WAIVE ANY OBJECTIONS TO, PERSONAL JURISDICTION AND VENUE IN SUCH COURTS OR THAT ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM.  EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION DOCUMENTS.

Section 2.2            Force Majeure.   Notwithstanding anything to the contrary in this Agreement, the Company will not be liable to the Purchasers for failure or delay in fulfilling its obligations hereunder to the extent such failure is caused by or arises out of an act of Force Majeure.  For purposes of this Agreement, “Force Majeure” means acts of government or state (including any change in any law, regulation or interpretation of any existing law or regulation), acts of God, civil commotion, epidemic, fire, flood, industrial action or organised protests by third parties, natural disaster, war, failure of the Company’s systems, damage to or failure of any third party’s computer equipment, software or other systems utilized in the Company’s business or any other event beyond the reasonable control of the Company which prevents its performance hereunder during the period of such occurrence.

Section 2.3            Counterparts.  This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts will be considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to each other party.  In the event any signature page is delivered by facsimile transmission, the party using such means of delivery will cause additional original executed signature pages to be delivered to the other parties as soon as practicable thereafter.

Section 2.4            Headings.  The headings of this Agreement are for convenience of reference and will not form part of, or affect the interpretation of, this Agreement.

Section 2.5            Severability.  If any provision of this Agreement will be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability will not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

Section 2.6            Entire Agreement; Amendments.  This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the maters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

Section 2.7            Notices.  Notices will be delivered in accordance with the Purchase Agreement.

Section 2.8            Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the parties and their successors and assigns.  The Company may not assign this Agreement nor any of its rights or obligations hereunder without the prior written consent of each Purchaser.  No Purchaser may assign this Agreement nor any of its rights or obligations hereunder without the prior written consent of the Company.  Notwithstanding the foregoing, each Purchaser may assign its rights and obligations hereunder to any of its “affiliates,” as that term is defined under the Securities Act, without the consent of the Company so long as such affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement.  This provision will not limit each Purchaser’s right to transfer the Securities pursuant to the terms of this Agreement or to assign such Purchaser’s rights hereunder to any such transferee.  In that regard, if a Purchaser sells all or part of its Common Shares to someone that acquires the shares subject to restrictions on transferability (other than restrictions, if any, arising out of the transferee’s status as an affiliate of the Company), such Purchaser will be permitted to assign its rights hereunder, in whole or in part, to such transferee.

Section 2.9            Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 2.10         Termination of this Agreement Notwithstanding anything to the contrary herein, and other than with respect to the indemnification and contribution obligations hereunder, each party’s obligations and agreements under this Agreement shall terminate on the earliest to occur of (i) the date as of which the Holders may sell all of the Registrable Shares held by them without restriction pursuant to Rule 144 (or successor thereto) promulgated under the Securities Act (“Rule 144”), or (ii) the date on which the Purchasers shall have sold all of the Registrable Shares. Notwithstanding anything to the contrary herein or in the Purchase Agreement the Company shall not have to file more than two registration statements pursuant to this Agreement or the Purchase Agreement. Notwithstanding anything to the contrary herein or in the Purchase Agreement, Registrable Shares shall not include any shares of the Issuer’s Common Stock (whether such shares are issuable upon conversion of the Notes or exercise of the Warrants or otherwise) that may be sold pursuant to Rule 144.

[signatures on following pages]

Signature Page for Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

ASPYRA, INC.

By:	/s/ James Zierick
Name:	James Zierick
Title:	Chief Executive Officer
Date:	March 26, 2008

PURCHASER:

By:
Name:
Title:
Date:

Schedule 1
to
Registration Rights Agreement

REGISTRATION STATEMENT QUESTIONNAIRE

To:          Aspyra, Inc.

                26115-A Mureau Road

                Calabasas, California 91302

                Attention:
                Facsimile:

Reference is made to the Registration Rights Agreement (the “Agreement”), made between Aspyra, Inc., a California corporation (the “Company”), and the Purchasers noted therein.

The undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Registration Statement contemplated by Section 1.1.2 of the Agreement.

(1)           Name and Contact Information:

Full legal name of record holder:

Address of record holder:

Social Security Number or Taxpayer
Identification number of record holder:

Identity of beneficial owner (if
Different than record holder):

Name of contact person:

Telephone number of contact person:

Fax number of contact person:

E-mail address of contact person:

1

(2)	Beneficial Ownership of Common Stock:

(a) Number of Common Stock owned by Selling Shareholder (including shares issuable upon exercise of Note or conversion of Warrant):

(b) Number of Common Stock requested to be registered:

(3)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Shareholder:

Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Common Stock listed above in Item (2)(a).

Type and amount of other securities beneficially owned by the Selling Shareholder:

(4)	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(5)	Selling Shareholder Affiliations:

(a) Is the Selling Shareholder a registered broker-dealer?

(b)

Is the Selling Shareholder an affiliate of a registered broker-dealer(s)? (For purposes of this response, an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

2

	(c)	If the answer to Item (5)(b) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

	(d)	If the answer to Item (5)(b) is yes, did the Selling Shareholder acquire the Common Stock in the ordinary course of business (if not, please explain)?

(e)

If the answer to Item (5)(b) is yes, did the Selling Shareholder, at the time of purchase of the Common Stock, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Common Stock (if yes, please explain)?

(6)	Voting or Investment Control over the Common Stock:

If the Selling Shareholder is not a natural person, please identify the natural person or persons who have voting or investment control over the Common Stock listed in Item (2) above:

                Pursuant to the Agreement, the undersigned acknowledges that the Company may, by notice to the Placement Agent, suspend or withdraw the Registration Statement and require that the undersigned immediately cease sales of Common Stock pursuant to the Registration Statement under certain circumstances described in the Agreement. At any time that such notice has been given, the undersigned may not sell Common Stock pursuant to the Registration Statement.

                By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

                The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate. THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.

Dated: , 2008
Signature of Record Holder
(Please sign your name in exactly the same Manner as the certificate(s) for the shares being Registered)

3

Exhibit A

CERTIFICATE OF SUBSEQUENT SALE

Name and address of Transfer Agent

RE:                              Sale of Shares of Common Stock of Aspyra, Inc. (the “Company”) pursuant to the Company’s Prospectus dated                            (the “Prospectus”)

Ladies and Gentlemen:

                The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):
Record Holder (e.g., if held in name of nominee):
Restricted Stock Certificate No.(s):
Number of Shares Sold:
Date of Sale:

                In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND.  Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,

Dated:

By:
Print Name:
Title:
cc:

1